Exhibit 10.4

WHEN RECORDED MAIL TO:

Electronic Arts Inc. 209 Redwood Shores Parkway Redwood City, CA 94065 Attn: Russ Evans
MAIL TAX STATEMENTS TO:

Electronic Arts Inc. 209 Redwood Shores Parkway Redwood City, CA 94065
Attn: Controller
Transfer tax paid per R & T 11932	SPACE ABOVE THIS LINE FOR RECORDER’S USE

GRANT DEED

FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, SELCO SERVICE CORPORATION (“Grantor”), an Ohio corporation doing business in California as OHIO SELCO SERVICE CORPORATION, hereby GRANTS to ELECTRONIC ARTS INC. (“Grantee”), a Delaware corporation, the real property (the “Property”) in the City of Redwood City, County of San Mateo, State of California, particularly described on Schedule 1 attached hereto and made part of this Grant Deed.

This Grant Deed is made by Grantor and accepted by Grantee subject to: (i) non-delinquent real property taxes and assessments; (ii) all covenants, conditions, restrictions and easements and all rights of way, encumbrances, and all other exceptions to the title of record; (iii) all matters ascertainable by a reasonable inspection or survey of the Property; and (iv) all matters affecting the condition of title to the Property suffered or created by or with the written consent of Grantee.

Dated: July 13, 2009

SELCO SERVICE CORPORATION, an Ohio corporation doing business in California as OHIO SELCO SERVICE CORPORATION

By:	/s/ Todd T. Oliver
Name:	Todd T. Oliver
Title:	Vice President

State of Colorado

County of Boulder

The foregoing instrument was acknowledged before me this 8th day of July, 2009, by Todd T. Oliver, Vice President of SELCO Service Corporation, an Ohio corporation, on behalf of the corporation.

/s/ Desiré Leaf
Notary Public

My commission expires 7/15/09 20014021548
(serial number & expiration date)

Schedule 1

to

Grant Deed

Legal Description

Real property in the City of Redwood City, County of San Mateo, State of California, described as follows:

Parcel I:

Lot 5, as shown on that certain map entitled “ELECTRONICS ARTS”, filed March 27, 1997, Book 127 of Maps at Pages 86 through 89, San Mateo County Records.

Parcel II:

Lot 6, as shown on that certain map entitled “ELECTRONICS ARTS”, filed March 27, 1997, Book 127 of Maps at Pages 86 though 89, San Mateo County Records.

Parcel III:

Non-exclusive easements appurtenant to Parcel II above for utilities and covered walkways as defined in that certain Easement and Covenants Agreement dated March 27, 1997, by and between Shores Business Center Association and Flatirons Funding, Limited Partnership, recorded March 27, 1997, Document No. 97034607, San Mateo County Records, as amended by First Amendment to Easement and Covenants Agreement dated August 31, 1998, recorded September 2, 1998, Document No. 98141940, San Mateo County Records, and by Second Amendment to Easements and Covenants Agreement dated June 13, 2000, and recorded July 10, 2000, Document No. 2000-084044 (“Second Amendment”) over under and across that area described as “Utility and Covered Walkway Easement No. 6-Lot E”, in Exhibit D of the Second Amendment.

Parcel IV:

Non-exclusive easements appurtenant to Parcels I and II above for utiltities as defined in that certain Easement and Covenants Agreement dated March 27, 1997, by and between Shores Business Center Association and Flatirons Funding, Limited Partnership, recorded March 27, 1997, Document No. 97034607, San Mateo County Records, as amended by First Amendment to Easement and Covenants Agreement dated August 31, 1998, recorded September 2, 1998, Document No. 98141940, San Mateo County Records, and by Second Amendment to Easements and Covenants Agreement dated June 13, 2000, and recorded July 10, 2000, Document No. 2000-084044 (“Second Amendment”) over under and across that area described as “Utility Easement No. 7-Lot E” in Exhibit D of the Second Amendment.

Parcel V:

Non-exclusive easements appurtenant to Parcels I and II above for utiltities and access as defined in that certain Easement and Covenants Agreement dated March 27, 1997, by and between Shores Business Center Association and Flatirons Funding, Limited Partnership, recorded March 27, 1997, Document No. 97034607, San Mateo County Records, as amended by First Amendment to Easement and Covenants Agreement dated August 31, 1998, recorded September 2, 1998, Document No. 98141940, San Mateo County Records, and by Second Amendment to Easements and Covenants Agreement dated June 13, 2000, and recorded July 10, 2000, Document No. 2000-084044 (“Second Amendment”) over under and across that area described as “Utility and Access Easement No. 8-Lot E” in Exhibit D of the Second Amendment.

Parcel VI:

Easements appurtenant to Parcels I and II above for the purposes set forth in Sections 11.4(a), 11.4(c), 11.5(a) and 11.6 in the Declaration of Covenants, Conditions, Easements and Restrictions, Electronic Arts Business Park recorded September 18, 1998, Document No. 98150182, San Mateo County Records.

APN:	095-481-060
095-481-070

JPN:	127-086-000-05
127-086-000-06